UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2017
NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer" "smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.     Entry into a Material Definitive Agreement
On October 25, 2017, NMI Holdings, Inc. (the "Company") and its wholly-owned subsidiary NMI Services, Inc. entered into Amendment No. 2 ("Amendment 2") to the Credit Agreement, dated as of November 10, 2015 (the "Credit Agreement," together with Amendment No. 1, dated February 10, 2017 and Amendment No. 2, the "Amended Credit Agreement") among the Company, the lender parties thereto and JPMorgan Chase Bank, N.A. as administrative agent.  The parties entered into Amendment No. 2 to remove a covenant that required the Company to maintain, as of any date, unrestricted cash and cash equivalents (“Liquidity”) in an aggregate amount no less than all remaining interest payments due in respect of borrowings under the Amended Credit Agreement.  As modified, the Amended Credit Agreement retains the requirement that the Company maintain Liquidity as of any date in an aggregate amount no less than the sum of all remaining principal amortization payments due under the Amended Credit Agreement, estimated to be $3 million as of this date, excluding principal scheduled to be paid on its maturity date.
The foregoing summary of the terms of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

10.1	Amended Credit Agreement, dated October 25, 2017, between NMI Holdings, Inc., NMI Services, Inc., the lender parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: October 26, 2017	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended Credit Agreement, dated October 25, 2017, between NMI Holdings, Inc., NMI Services, Inc., the lender parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

i